                                                        Exhibit 99.3
--------------------------------------------------------------------------------
                                                        Monthly Operating Report

CASE NAME:  Kitty Hawk Charters, Inc.                   ACCRUAL BASIS
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

JUDGE: Barbara J. Houser
--------------------------------------


                        UNITED STATES BANKRUPTCY COURT

                          NORTHERN DISTRICT OF TEXAS

                                SIXTH DIVISION

                           MONTHLY OPERATING REPORT

                         MONTH ENDING: MARCH 31, 2001


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ Drew Keith                                          Chief Financial Officer
---------------------------------------                 -----------------------
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY                         TITLE


Drew Keith                                                     4/20/01
---------------------------------------                 -----------------------
PRINTED NAME OF RESPONSIBLE PARTY                                DATE


PREPARER:


/s/ Jessica L. Wilson                                   Chief Accounting Officer
---------------------------------------                 -----------------------
ORIGINAL SIGNATURE OF PREPARER                                  TITLE


Jessica L. Wilson                                               4/20/01
---------------------------------------                 -----------------------
PRINTED NAME OF PREPARER                                         DATE


-------------------------------------------------------------------------------

                                                        Monthly Operating Report


CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-1
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

-------------------------
COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------
                                                           MONTH              MONTH               MONTH
                                        SCHEDULE       --------------------------------------------------
ASSETS                                    AMOUNT       January 2001       February 2001        March 2001
---------------------------------------------------------------------------------------------------------
1.   UNRESTRICTED CASH                   $15,476            $41,484            $105,697           $57,415
---------------------------------------------------------------------------------------------------------
2.   RESTRICTED CASH                                             $0                  $0
---------------------------------------------------------------------------------------------------------
3.   TOTAL CASH                          $15,476            $41,484            $105,697           $57,415
---------------------------------------------------------------------------------------------------------
4.   ACCOUNTS RECEIVABLE (NET)       $13,356,789         $3,303,684          $2,886,626        $2,858,033
---------------------------------------------------------------------------------------------------------
5.   INVENTORY                                           $4,716,172          $4,647,767        $4,634,567
---------------------------------------------------------------------------------------------------------
6.   NOTES RECEIVABLE                                            $0                  $0                $0
---------------------------------------------------------------------------------------------------------
7.   PREPAID EXPENSES                                      $242,964            $163,404          $202,217
---------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)             $37,290,970        $49,413,378         $49,806,264       $49,856,859
---------------------------------------------------------------------------------------------------------
9.   TOTAL CURRENT ASSETS            $50,663,235        $57,717,682         $57,609,758       $57,609,091
---------------------------------------------------------------------------------------------------------
10.  PROPERTY, PLANT & EQUIPMENT     $17,083,867        $16,843,061         $16,843,061       $16,843,061
---------------------------------------------------------------------------------------------------------
11.  LESS:  ACCUMULATED
     DEPRECIATION / DEPLETION                            $7,285,387          $7,468,985        $7,647,205
---------------------------------------------------------------------------------------------------------
12.  NET PROPERTY, PLANT  &
     EQUIPMENT                       $17,083,867         $9,557,674          $9,374,076        $9,195,856
---------------------------------------------------------------------------------------------------------
13.  DUE FROM INSIDERS                                           $0                  $0                $0
---------------------------------------------------------------------------------------------------------
14.  OTHER ASSETS - NET OF
     AMORTIZATION (ATTACH LIST)                                  $0                  $0                $0
---------------------------------------------------------------------------------------------------------
15.  OTHER (ATTACH LIST)
---------------------------------------------------------------------------------------------------------
16.  TOTAL ASSETS                    $67,747,102        $67,275,356         $66,983,834       $66,804,947
---------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
17.  ACCOUNTS PAYABLE                                      $248,829            $289,606          $312,122
---------------------------------------------------------------------------------------------------------
18.  TAXES PAYABLE                                        ($820,669)          ($918,266)      ($1,052,117)
---------------------------------------------------------------------------------------------------------
19.  NOTES PAYABLE                                               $0                  $0                $0
---------------------------------------------------------------------------------------------------------
20.  PROFESSIONAL FEES                                           $0                  $0                $0
---------------------------------------------------------------------------------------------------------
21.  SECURED DEBT                                                $0                  $0                $0
---------------------------------------------------------------------------------------------------------
22.  OTHER (ATTACH LIST)                                 $1,541,780          $1,465,544        $1,587,191
---------------------------------------------------------------------------------------------------------
23.  TOTAL POSTPETITION
     LIABILITIES                                           $969,940            $836,884          $847,196
---------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------
24.  SECURED DEBT                       $152,776            $67,567             $56,529           $45,403
---------------------------------------------------------------------------------------------------------
25.  PRIORITY DEBT                      $380,384                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
26.  UNSECURED DEBT                  $10,596,326        $18,176,267         $18,173,450       $18,171,879
---------------------------------------------------------------------------------------------------------
27.  OTHER (ATTACH LIST)                                         $0                  $0                $0
---------------------------------------------------------------------------------------------------------
28.  TOTAL PREPETITION LIABILITIES   $11,129,486        $18,243,834         $18,229,979       $18,217,282
---------------------------------------------------------------------------------------------------------
29.  TOTAL LIABILITIES               $11,129,486        $19,213,774         $19,066,863       $19,064,478
---------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------
30.  PREPETITION OWNERS' EQUITY                         $49,811,125         $49,811,125       $49,811,125
---------------------------------------------------------------------------------------------------------
31.  POSTPETITION  CUMULATIVE
     PROFIT OR (LOSS)                                   ($1,749,543)        ($1,894,154)      ($2,070,656)
---------------------------------------------------------------------------------------------------------
32.  DIRECT CHARGES TO EQUITY
     (ATTACH EXPLANATION)
---------------------------------------------------------------------------------------------------------
33.  TOTAL EQUITY                             $0        $48,061,582         $47,916,971       $47,740,469
---------------------------------------------------------------------------------------------------------
34.  TOTAL LIABILITIES &
     OWNERS' EQUITY                  $11,129,486        $67,275,356         $66,983,834       $66,804,947
---------------------------------------------------------------------------------------------------------


                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-2
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------


----------------
INCOME STATEMENT
---------------------------------------------------------------------------------------------------------
                                        MONTH           MONTH                  MONTH
                                    ---------------------------------------------------          QUARTER
REVENUES                            January 2001      February 2001          March 2001           TOTAL
---------------------------------------------------------------------------------------------------------
1.   GROSS REVENUES                   $1,303,182         $1,193,073          $1,616,007        $4,112,262
---------------------------------------------------------------------------------------------------------
2.   LESS: RETURNS & DISCOUNTS                $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
3.   NET REVENUE                      $1,303,182         $1,193,073          $1,616,007        $4,112,262
---------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------------
4.   MATERIAL                                 $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
5.   DIRECT LABOR                             $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
6.   DIRECT OVERHEAD                          $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
7.   TOTAL COST OF GOODS SOLD                 $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
8.   GROSS PROFIT                     $1,303,182         $1,193,073          $1,616,007        $4,112,262
---------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------
9.   OFFICER/INSIDER COMPENSATION        $10,000            $10,000             $10,000           $30,000
---------------------------------------------------------------------------------------------------------
10.  SELLING & MARKETING                      $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
11.  GENERAL & ADMINISTRATIVE            $64,290            $58,356            $113,053          $235,699
---------------------------------------------------------------------------------------------------------
12.  RENT & LEASE                         $3,425             $1,915             $33,663           $39,003
---------------------------------------------------------------------------------------------------------
13.  OTHER (ATTACH LIST)              $1,296,734         $1,166,589          $1,606,008        $4,069,331
---------------------------------------------------------------------------------------------------------
14.  TOTAL OPERATING EXPENSES         $1,374,449         $1,236,860          $1,762,724        $4,374,033
---------------------------------------------------------------------------------------------------------
15.  INCOME BEFORE NON-OPERATING
     INCOME & EXPENSE                   ($71,267)          ($43,787)          ($146,717)        ($261,771)
---------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
---------------------------------------------------------------------------------------------------------
16.  NON-OPERATING INCOME (ATT. LIST)         $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
17.  NON-OPERATING EXPENSE (ATT. LIST)        $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
18.  INTEREST EXPENSE                     $1,343               $540                $452            $2,335
---------------------------------------------------------------------------------------------------------
19.  DEPRECIATION / DEPLETION           $175,669           $183,599            $178,223          $537,491
---------------------------------------------------------------------------------------------------------
20.  AMORTIZATION                             $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
21.  OTHER (ATTACH LIST)                      $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
22.  NET OTHER INCOME & EXPENSES        $177,012           $184,139            $178,675          $539,826
---------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------
23.  PROFESSIONAL FEES                        $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
24.  U.S. TRUSTEE FEES                        $0                 $0                $250              $250
---------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)                      $0                 $0                  $0                $0
---------------------------------------------------------------------------------------------------------
26.  TOTAL REORGANIZATION EXPENSES            $0                 $0                $250              $250
---------------------------------------------------------------------------------------------------------
27.  INCOME TAX                         ($74,102)          ($83,315)          ($149,140)        ($306,557)
---------------------------------------------------------------------------------------------------------
28.  NET PROFIT (LOSS)                 ($174,177)         ($144,611)          ($176,502)        ($495,290)
---------------------------------------------------------------------------------------------------------



                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-3
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                       MONTH                MONTH               MONTH         QUARTER
DISBURSEMENTS                        January 2001        February 2001         March 2001       TOTAL
---------------------------------------------------------------------------------------------------------
1.   CASH - BEGINNING OF MONTH        $    23,477         $    41,484         $   105,697     $    23,477
---------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
---------------------------------------------------------------------------------------------------------
2.   CASH SALES                       $        50         $     1,918         $     6,517     $     8,485
---------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
---------------------------------------------------------------------------------------------------------
3.   PREPETITION                      $         0         $         0         $         0     $         0
---------------------------------------------------------------------------------------------------------
4.   POSTPETITION                     $ 2,119,654         $ 1,620,026         $ 1,566,847     $ 5,306,527
---------------------------------------------------------------------------------------------------------
5.   TOTAL OPERATING RECEIPTS         $ 2,119,704         $ 1,621,944         $ 1,573,364     $ 5,315,012
---------------------------------------------------------------------------------------------------------
NON-OPERATING RECEIPTS
---------------------------------------------------------------------------------------------------------
6.   LOANS & ADVANCES (ATTACH LIST)   $         0         $         0         $         0     $         0
---------------------------------------------------------------------------------------------------------
7.   SALE OF ASSETS                   $         0         $         0         $         0     $         0
---------------------------------------------------------------------------------------------------------
8.   OTHER (ATTACH LIST)              $(2,101,697)        $(1,557,731)        $(1,621,646)    $(5,281,074)
---------------------------------------------------------------------------------------------------------
9.   TOTAL NON-OPERATING RECEIPTS     $(2,101,697)        $(1,557,731)        $(1,621,646)    $(5,281,074)
---------------------------------------------------------------------------------------------------------
10.  TOTAL RECEIPTS                   $    18,007         $    64,213         $   (48,282)    $    33,938
---------------------------------------------------------------------------------------------------------
11.  TOTAL CASH AVAILABLE             $    41,484         $   105,697         $    57,415     $    57,415
---------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
12.  NET PAYROLL                      $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
13.  PAYROLL TAXES PAID               $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
14.  SALES, USE & OTHER TAXES PAID    $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
15.  SECURED/RENTAL/LEASES            $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
16.  UTILITIES                        $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
17.  INSURANCE                        $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
18.  INVENTORY PURCHASES              $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
19.  VEHICLE EXPENSES                 $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
20.  TRAVEL                           $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
21.  ENTERTAINMENT                    $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
22.  REPAIRS & MAINTENANCE            $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
23.  SUPPLIES                         $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
24.  ADVERTISING                      $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
25.  OTHER (ATTACH LIST)              $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
26.  TOTAL OPERATING DISBURSEMENTS    $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
REORGANIZATION  EXPENSES
---------------------------------------------------------------------------------------------------------
27.  PROFESSIONAL FEES                $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
28.  U.S. TRUSTEE FEES                $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
29.  OTHER (ATTACH LIST)              $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
30.  TOTAL REORGANIZATION EXPENSES    $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
31.  TOTAL DISBURSEMENTS              $         0         $        0          $         0     $         0
---------------------------------------------------------------------------------------------------------
32.  NET CASH FLOW                    $    18,007         $   64,213          $   (48,282)    $    33,938
---------------------------------------------------------------------------------------------------------
33.  CASH - END OF MONTH              $    41,484         $  105,697          $    57,415     $    57,415
---------------------------------------------------------------------------------------------------------


                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-4
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                                   SCHEDULE         MONTH              MONTH            MONTH
                                                                                -------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                           AMOUNT      January 2001       February 2001      March 2001
---------------------------------------------------------------------------------------------------------------------------------
1.  0-30                                                                        $    824,279        $  1,255,360     $    912,888
---------------------------------------------------------------------------------------------------------------------------------
2.  31-60                                                                       $    948,070        $    490,107     $    873,598
---------------------------------------------------------------------------------------------------------------------------------
3.  61-90                                                                       $    333,026        $    145,181     $    110,447
---------------------------------------------------------------------------------------------------------------------------------
4.  91+                                                                         $  1,198,309        $    995,978     $    961,100
---------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                                   $          0    $  3,303,684        $  2,886,626     $  2,858,033
---------------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                             $          0        $          0     $          0
---------------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                                   $          0    $  3,303,684        $  2,886,626     $  2,858,033
---------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                        MONTH:    March 2001
                                                                                       ------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                         0-30          31-60           61-90                  91+
TAXES PAYABLE                            DAYS           DAYS           DAYS                  DAYS              TOTAL
---------------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                         $ (1,068,134)  $          0    $          0          $          0   $ (1,068,134)
---------------------------------------------------------------------------------------------------------------------------------
2.  STATE                           $     16,017   $          0    $          0          $          0   $     16,017
---------------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                           $          0   $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)             $          0   $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL  TAXES  PAYABLE           $ (1,052,117)  $          0    $          0          $          0   $ (1,052,117)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS  PAYABLE               $    116,026   $     25,222    $      1,424          $    169,450   $    312,122
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                    MONTH:       March 2001
                                                                                       ------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
                                                     BEGINNING         AMOUNT                               ENDING
                                                        TAX         WITHHELD AND/            AMOUNT          TAX
FEDERAL                                              LIABILITY*      0R ACCRUED               PAID        LIABILITY
---------------------------------------------------------------------------------------------------------------------------------
1.   WITHHOLDING**                                  $          0    $    168,043          $    168,043   $          0
---------------------------------------------------------------------------------------------------------------------------------
2.   FICA-EMPLOYEE**                                $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
3.   FICA-EMPLOYER**                                $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
4.   UNEMPLOYMENT                                   $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
5.   INCOME                                         $   (918,894)   $   (149,240)         $          0   $ (1,068,134)
---------------------------------------------------------------------------------------------------------------------------------
6.   OTHER (ATTACH LIST)                            $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
7.   TOTAL FEDERAL TAXES                            $   (918,894)   $     18,803          $    168,043   $ (1,068,134)
---------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
---------------------------------------------------------------------------------------------------------------------------------
8.   WITHHOLDING                                    $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
9.   SALES                                          $        323    $          0          $          0   $        323
---------------------------------------------------------------------------------------------------------------------------------
10.  EXCISE                                         $        305    $     15,389          $          0   $     15,694
---------------------------------------------------------------------------------------------------------------------------------
11.  UNEMPLOYMENT                                   $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
12.  REAL PROPERTY                                  $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
13.  PERSONAL PROPERTY                              $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
14.  OTHER (ATTACH LIST)                            $          0    $          0          $          0   $          0
---------------------------------------------------------------------------------------------------------------------------------
15.  TOTAL STATE & LOCAL                            $        628    $     15,389          $          0   $     16,017
---------------------------------------------------------------------------------------------------------------------------------
16.  TOTAL TAXES                                    $   (918,266)   $     34,192          $    168,043   $ (1,052,117)
---------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

---------------------------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-5
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:   March 2001
                                                                   ------------------------------------------

BANK RECONCILIATIONS                                          Account #1  Account #2  Account #3
-------------------------------------------------------------------------------------------------------------
A.  BANK:                                                      Bank One    Sun Trust
------------------------------------------------------------------------------------------------
B.  ACCOUNT NUMBER:                                           100128198     5572932                  TOTAL
------------------------------------------------------------------------------------------------
C.  PURPOSE (TYPE):                                            Deposit     Operating
-------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                $        0    $ 23,810                  $23,810
-------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                          $        0    $      0                  $     0
-------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                              $        0    $      0                  $     0
-------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                   $   18,222    $      0                  $18,222
-------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                               $   18,222    $ 23,810     $      0     $42,032
-------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN                               No checks   No checks
-------------------------------------------------------------------------------------------------------------


-----------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------
                                                         DATE OF     TYPE OF         PURCHASE       CURRENT
BANK, ACCOUNT NAME & NUMBER                             PURCHASE   INSTRUMENT         PRICE          VALUE
-------------------------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------------------------
8.  N/A
-------------------------------------------------------------------------------------------------------------
9.  N/A
-------------------------------------------------------------------------------------------------------------
10.  N/A
-------------------------------------------------------------------------------------------------------------
11.  TOTAL INVESTMENTS                                                                  $0            $0
-------------------------------------------------------------------------------------------------------------


-----------------------------
CASH
-------------------------------------------------------------------------------------------------------------
12.  CURRENCY ON HAND                                                                                 $15,383
-------------------------------------------------------------------------------------------------------------
13.  TOTAL CASH - END OF MONTH                                                                        $57,415
-------------------------------------------------------------------------------------------------------------

                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-6
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------
                                                        MONTH:    March 2001

--------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS
(AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO
PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION
PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR
ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------
                                INSIDERS
----------------------------------------------------------------------------------------------------
                          TYPE OF               AMOUNT          TOTAL PAID
        NAME              PAYMENT                PAID            TO DATE
----------------------------------------------------------------------------------------------------
1.  Toby Skaar             Salary               $     0          $  4,808
----------------------------------------------------------------------------------------------------
2.  Doug Kalitta           Salary               $10,000          $120,000
----------------------------------------------------------------------------------------------------
3.  N/A
----------------------------------------------------------------------------------------------------
4.  N/A
----------------------------------------------------------------------------------------------------
5.  N/A
----------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                 $10,000          $124,808
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                        PROFESSIONALS
----------------------------------------------------------------------------------------------------

                                DATE OF COURT                                                                 TOTAL
                              ORDER AUTHORIZING         AMOUNT            AMOUNT         TOTAL PAID         INCURRED
        NAME                       PAYMENT             APPROVED            PAID            TO DATE          & UNPAID*
-------------------------------------------------------------------------------------------------------------------------
1.  N/A
-------------------------------------------------------------------------------------------------------------------------
2.  N/A
-------------------------------------------------------------------------------------------------------------------------
3.  N/A
-------------------------------------------------------------------------------------------------------------------------
4.  N/A
-------------------------------------------------------------------------------------------------------------------------
5.  N/A
-------------------------------------------------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                                    $     0          $      0           $     0           $     0
-------------------------------------------------------------------------------------------------------------------------

*   INCLUDE ALL FEES INCURRED, BOTH APPROVED AND UNAPPROVED

----------------------------------------------------------------------------------------
POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE
AND ADEQUATE PROTECTION PAYMENTS
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                    SCHEDULED          AMOUNTS
                                     MONTHLY            PAID              TOTAL
                                    PAYMENTS           DURING            UNPAID
NAME OF CREDITOR                       DUE              MONTH          POSTPETITION
----------------------------------------------------------------------------------------
1.  GE Capital                       $11,579          $ 11,579             $0
----------------------------------------------------------------------------------------
2.  N/A
----------------------------------------------------------------------------------------
3.  N/A
----------------------------------------------------------------------------------------
4.  N/A
----------------------------------------------------------------------------------------
5.  N/A
----------------------------------------------------------------------------------------
6.  TOTAL                            $11,579          $ 11,579             $0
----------------------------------------------------------------------------------------

                                                        Monthly Operating Report

CASE NAME: Kitty Hawk Charters, Inc.                    ACCRUAL BASIS-7
--------------------------------------

CASE NUMBER: 400-42143-BJH                              02/13/95, RWD, 2/96
--------------------------------------
                                                        MONTH:    March 2001
                                                                -----------------------------------
--------------------------------------
QUESTIONNAIRE
----------------------------------------------------------------------------------------------------------

                                                                                            YES        NO
----------------------------------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?                                                X
----------------------------------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?                                                          X
----------------------------------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES,
    OR LOANS) DUE FROM RELATED PARTIES?                                                                 X
----------------------------------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION
    LIABILITIES THIS REPORTING PERIOD?                                                       X
----------------------------------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE
    DEBTOR FROM ANY PARTY?                                                                              X
----------------------------------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                                                        X
----------------------------------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES PAST DUE?                                        X
----------------------------------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                                                    X
----------------------------------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                                                          X
----------------------------------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS DELINQUENT?                                          X
----------------------------------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE REPORTING PERIOD?                                   X
----------------------------------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                                                     X
----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED
EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.
Item 4 -Payments have been made on the GE Capital Note, secured by one Learjet.
----------------------------------------------------------------------------------------------------------
    Additionally, landing and parking fees at Fort Wayne, IN were paid in connection
----------------------------------------------------------------------------------------------------------
    with the assumption of the lease.
----------------------------------------------------------------------------------------------------------

----------------------
INSURANCE
----------------------------------------------------------------------------------------------------------
                                                                                            YES        NO
----------------------------------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER
    NECESSARY INSURANCE COVERAGES IN EFFECT?                                                 X
----------------------------------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                                                   X
----------------------------------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
----------------------------------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE
BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN
EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
                               INSTALLMENT PAYMENTS
----------------------------------------------------------------------------------------------------------
    TYPE OF                                                         PAYMENT AMOUNT
    POLICY                 CARRIER           PERIOD COVERED           & FREQUENCY
----------------------------------------------------------------------------------------------------------
See Kitty Hawk, Inc. Case #400-42141
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------


CASE NAME:  Kitty Hawk Charters, Inc.                       FOOTNOTES SUPPLEMENT
------------------------------------------

CASE NUMBER: 400-42143-BJH                                  ACCRUAL BASIS
------------------------------------------
                                                                         MONTH:    March 2001
                                                                                 -----------------------


   ACCRUAL BASIS               LINE
    FORM NUMBER               NUMBER                        FOOTNOTE / EXPLANATION
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         6                                   All Professional fees related to the Reorganization of the
--------------------------------------------------------------------------------------------------------
                                               Company are disbursed out of Kitty Hawk, Inc. (Parent
--------------------------------------------------------------------------------------------------------
                                               Company). Refer to Case # 400-42141
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         7                                   All insurance plans related to the Company are carried
--------------------------------------------------------------------------------------------------------
                                               at Kitty Hawk, Inc. (Parent Company). Refer to Case
--------------------------------------------------------------------------------------------------------
                                               # 400-42141.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         3                      3            The current general ledger system is not able to provide a
--------------------------------------------------------------------------------------------------------
                                               detail of customer cash receipts segregated by prepetion
--------------------------------------------------------------------------------------------------------
                                               accounts receivable and post petition accounts
--------------------------------------------------------------------------------------------------------
                                               receivable. Therefore, cash receipts is provided in total
--------------------------------------------------------------------------------------------------------
                                               for the month.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         3                      8            All cash received into the Company cash accounts is swept
--------------------------------------------------------------------------------------------------------
                                               each night to Kitty Hawk, Inc. Master Account (see Case
--------------------------------------------------------------------------------------------------------
                                               #400-42141).
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         3                     31            All disbursements (either by wire transfer or check),
--------------------------------------------------------------------------------------------------------
                                               including payroll are disbursed out of the Kitty
--------------------------------------------------------------------------------------------------------
                                               Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         4                      6            All assessment of uncollectible accounts receivable are
--------------------------------------------------------------------------------------------------------
                                               done at Kitty Hawk, Inc. Refer to Case #400-4214. All
--------------------------------------------------------------------------------------------------------
                                               reserves are recorded at Inc. and pushed down to Inc.'s
--------------------------------------------------------------------------------------------------------
                                               subsidiaries as deemed necessary.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         4                      6            Accounts payable on the aging are in the 60 and 90 day
--------------------------------------------------------------------------------------------------------
                                               categories due to wire transfers sent as prepayment on
--------------------------------------------------------------------------------------------------------
                                               Kitty Hawk Inc. (Case #400-42141) A/P aging and invoices
--------------------------------------------------------------------------------------------------------
                                               on Kitty Hawk Charters Aging. Company is working on
--------------------------------------------------------------------------------------------------------
                                               clearing these items.
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
         3                     28            All payments are made by Kitty Hawk, Inc. (Case #400-42141)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

CASE NAME: Kitty Hawk Charters, Inc.

CASE NUMBER: 400-42143

Details of Other Items


ACCRUAL BASIS-1                          March 2001


8.   OTHER (ATTACH  LIST)               $49,856,859   Reported
                                        -----------
     Intercompany Receivables            49,231,652
     A/R 401(k) Loan                         (1,925)
     A/R Employees                            4,676
     A/R Clothing Sales                      29,226
     A/R Other                              267,277
     A/R Aging reconciling item             156,114
     A/R Accrued                              6,672
     Fuel Inventory                           7,094
     Security Deposit                       156,073
                                        -----------
                                         49,856,859   Detail
                                        -----------
                                                  -   Difference


22.  OTHER (ATTACH  LIST)               $ 1,587,191   Reported
                                        -----------
     Customer Deposits                       37,978
     Accrued charter expenses               688,317
     Accrued Salaries/Wages                 258,972
     Accrued 401(k)                               -
     A/P Aging reconciling item               7,592
     Misc                                    26,454
     Accrued Fuel                           567,878
                                        -----------
                                          1,587,191   Detail
                                        -----------
                                                  -   Difference

ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                $ 1,606,008   Reported
                                        -----------
     Ondemand costs                         278,892
     135 Airline charter costs               18,355
     Parts Lease                                  -
     Fuel                                   456,086
     Wages                                  619,148
     Travel expense                          24,217
     Insurance                               46,428
     Rotables/Repair/Consumables            136,027
     Shipping                                 6,904
     Charts                                  (3,975)
     Pre-emp testing                             85
     Shop materials/equip rental             22,561
     Maintenance allocation                   1,280
                                        -----------
                                          1,606,008   Detail
                                        -----------
                                                  -   Difference


ACCRUAL BASIS-3

8.   OTHER (ATTACH  LIST)                (1,621,646)  Reported
                                        -----------
     Credit card charges                     (2,133)
     Deposit for asset sale                  37,978
     Deposit charge backs                    (8,604)
     Sweeps to Kitty Hawk, Inc.          (1,648,887)  Detail
                                        -----------
                                         (1,621,646)  Detail
                                        -----------
                                                  -   Difference